EXHIBIT 99.05.1
                                   ---------------

SCHEDULE OF PENDING ASBESTOS LITIGATION           January 20, 1998
---------------------------------------
- The actions set forth below in New Jersey are in the Superior Court, Law Division, Middlesex County.

- The actions set forth below in New York are in the Supreme Court, New York County (unless otherwise indicated).

- The actions set forth below in Pennsylvania are in Luzerne County, Court of Common Pleas.

** Various counts for unspecified damages including compensation and punitive.
*** Standard complaint as made available to the Company during October, 1989 pursuant to which 10 causes of action are alleged seeking $10,000,000 in compensatory damages and $20,000,000 in punitive damages on behalf of each plaintiff.
**** Incorporates standard complaint filed with Middlesex County Clerk in the State of New Jersey pursuant to which various counts are alleged seeking unspecified amounts of compensatory and punitive damages on behalf of each plaintiff.
***** Sets forth a standard complaint filed with the Supreme Court in all Counties within the City of New York for personal injury or wrongful death containing various causes of action including causes of action seeking $10,000,000 in compensatory damages and $10,000,000 in punitive damages on behalf of each plaintiff.

PLAINTIFFS     Number of plaintiffs is as per inception of case or as
               otherwise indicated.

DEFENDANTS     Number of defendants excludes John Does and unnamed parties.
               Certain named defendants are successors to other entities not included in the count. No representation is made as to whether the named defendants were all served or are still party to the actions as to whether additional defendants have been brought into the actions. No representation is given as to whether or not all or any of the defendants are still engaged in business, have insurance, or their ability to pay any claim judgment against them.

DAMAGES No representation is given as to whether or not complaints have been amended to reflect different claims or includes additional plaintiffs. Each action also seeks costs.

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Demko,     8/13/97    PA     Eastco         4             41           y


Action
------
Demko, et al v. Active Waste Technology Co., Inc., Eastco Industrial Safety Corporation, a/k/a Charkate Glove and Specialty Company, et al


Comments
--------
The Company is a first party defendant.


Damages
-------



Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Crowley,  10/10/97    NY     Eastco_PR      2             86           N


Action
------
Dennis Crowley, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Gavales,  10/10/97    NY     Eastco_PR      2             86           N


Action
------
John Gavales, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Foley,    10/10/97    NY     Eastco_PR      1             86           N


Action
------
William Foley, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.

Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Midolo,   10/10/97    NY     Eastco_PR      2             86           N
 Ralph


Action
------
Ralph Midolo, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Montagriff  10/10/97  NY     Eastco_PR      1             86           N


Action
------
Charles Montagriff, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Saltalamacc, 10/10/97  NY     Eastco_PR      2             86           N


Action
------
Anthony Saltalamacchia, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Siminone, 10/10/97    NY     Eastco_PR      1             86           N


Action
------
Christine Siminone, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Tivin,    10/10/97    NY     Eastco_PR      2             86           N
 Elliot


Action
------
Elliot Tivin, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Bogus,    11/5/97     NY     Eastco_PR      2             76           N
 Vivian


Action
------
Vivian Bogus, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Brown,Emma 11/5/97    NY     Eastco_PR      2             76           N


Action
------
Emma Brown, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Courntey, 11/5/97     NY     Eastco_PR      2             76           N


Action
------
Donna Courtney, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Paige,    11/5/97     NY     Eastco_PR      2             76           N


Action
------
Robert Paige, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Walsh,    11/5/97     NY     Eastco_PR      2             76           N


Action
------
Barbara Walsh, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Astuto, Vinc 11/24/97   NY    Eastco_PR      2             77           N


Action
------
Vincenzo Astuto, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Brooks, Lave  11/24/97  NY    Eastco_PR      2             77           N


Action
------
Lavern Brooks, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Bruce,    11/24/97    NY     Eastco_PR      2             77           N


Action
------
Marilyn Bruce, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Evans,    11/24/97    NY     Eastco_PR      2             77           N


Action
------
Thomas Evans, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Falkowski, 11/24/97   NY     Eastco_PR      2             77           N


Action
------
Ronald Falkowski, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Forster,  11/24/97    NY     Eastco_PR      1             77           N


Action
------
George Forster, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case         Date      State   Company    Plaintiffs    Defendants    Answer
----         ----      -----   -------    ----------    ----------    ------
Garcia,Joyc 11/24/97    NY    Eastco_PR      1             77           N


Action
------
Joyce Garcia, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Graham,D'an  11/24/97   NY    Eastco_PR      2             77           N


Action
------
D'Anthony Graham, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Rehrey, Bob  11/24/97   NY   Eastco_PR      2             77           N


Action
------
Robert Rehrey, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case        Date     State   Company    Plaintiffs    Defendants    Answer
----        ----     -----   -------    ----------    ----------    ------
Wolfinger, 11/24/97   NY     Eastco_PR      2             77           N


Action
------
Peter Wolfinger, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Zalesny,     12/17/97   NY     Eastco_PR      1            75           N


Action
------
Stanley Zalesny, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Wright, Ian  12/17/97   NY     Eastco_PR      1            75           N


Action
------
Ian Wright, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Widman,Wilt  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Wilton Widman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Weingarten,  12/17/97   NY     Eastco_PR      1            75           N


Action
------
Mortimer Weingarten, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Webster,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Ralph Webster, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Webb,        12/17/97   NY     Eastco_PR      2            75           N


Action
------
Raymond Webb, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Wasserman,   12/17/97   NY     Eastco_PR      2            75           N


Action
------
Harris Wasserman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Walko,       12/17/97   NY     Eastco_PR      2            75           N


Action
------
George Walko, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Oliviero,    12/17/97   NY     Eastco_PR      1            75           N


Action
------
Aniello Oliviero, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Olsen, James 12/17/97   NY     Eastco_PR      1            75           N


Action
------
James Olsen, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Ortega, Raul 12/17/97   NY     Eastco_PR      2            75           N


Action
------
Raul Ortega, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Penna,       12/17/97   NY     Eastco_PR      2            75           N


Action
------
Anthony Penna, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Pfaff,       12/17/97   NY     Eastco_PR      1            75           N


Action
------
August Pfaff, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Phippard,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
John Phippard, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case            Date     State   Company   Plaintiffs    Defendants    Answer
----           ----     -----   -------   ----------   ----------    ------
Piazza, Frank  12/17/97   NY     Eastco_PR      1           75          N


Action
------
Frank Piazza, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Polikoff,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Leonard Polikoff, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Roche,       12/17/97   NY     Eastco_PR      2            75           N


Action
------
Daniel Roche, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Rodriguez,   12/17/97   NY     Eastco_PR      2            75           N


Action
------
Charles Rodriguez, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Rogers, Owe  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Owen Rogers, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Roksvold,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Thomas Roksvold, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Salvador,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Carlos Salvador, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Schulhoff,   12/17/97   NY     Eastco_PR      2            75           N


Action
------
Kenneth Schulhoff, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Shannon,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Patrick Shannon, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Shapiro,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Morris Shapiro, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Shild, Rubin 12/17/97   NY     Eastco_PR      2            75           N


Action
------
Rubin Shild, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Sidorenko,   12/17/97   NY     Eastco_PR      2            75           N


Action
------
Konstantin Sidorenko, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Smagala,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Stanley Smagala, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Solomon,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
James Solomon, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Soto, Efrain 12/17/97   NY     Eastco_PR      2            75           N


Action
------
Efrain Soto, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case            Date    State   Company    Plaintiffs    Defendants    Answer
----            ----    -----   -------    ----------    ----------    ------
Stark, Philip  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Philip Stark, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Sullivan,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Charles Sullivan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Swinson,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Emmett Swinson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Tardino,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Salvatore Tardino, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Tardino,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Victor Tardino, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Thompson,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Theopolis Thompson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Toich, Blaz  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Blaz Toich, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Touhy,       12/17/97   NY     Eastco_PR      2            75           N


Action
------
Stephen Touhy, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Treangen,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Gary Treangen, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Vyskocil,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
George Vyskocil, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Ellgen,Geor  12/17/97   NY     Eastco_PR      1            75           N


Action
------
George Ellgen, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Farrell,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Harry Farrell, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Farrell,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Peter Farrell, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Fee, James,  12/17/97   NY     Eastco_PR      2            75           N


Action
------
James Fee, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Feehan,John  12/17/97   NY     Eastco_PR      2            75           N


Action
------
John Feehan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Ferreri,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Pasquale Ferreri, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Fox, Charles 12/17/97   NY     Eastco_PR      2            75           N


Action
------
Charles Fox, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Fried,Martin 12/17/97   NY     Eastco_PR      1            75           N


Action
------
Martin Fried, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Friedman,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Jerome Friedman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Geczi,Joszef 12/17/97   NY     Eastco_PR      1            75           N


Action
------
Joszef Geczi, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Gerstel,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Robert Gerstel, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Goldstein,   12/17/97   NY     Eastco_PR      2            75           N


Action
------
Sidney Goldstein, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Gonzalez,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Carlos Gonzalez, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Graci,       12/17/97   NY     Eastco_PR      2            75           N


Action
------
Giuseppe Graci, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Grafenstein, 12/17/97   NY     Eastco_PR      2            75           N


Action
------
Edward Grafenstein, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Gugliuzzo,   12/17/97   NY     Eastco_PR      2            75           N


Action
------
Paul Gugliuzzo, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Halvorsen,   12/17/97   NY     Eastco_PR      2            75           N


Action
------
Arthur Halvorsen, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Handler,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
George Handler, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Hanly,       12/17/97   NY     Eastco_PR      2            75           N


Action
------
Harold Hanly, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Haugh,       12/17/97   NY     Eastco_PR      2            75           N


Action
------
Harold Haugh, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Hemsley,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Bruce Hemsley, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Henderson,   12/17/97   NY     Eastco_PR      2            75           N


Action
------
Fannie Henderson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Hersey,Kenn  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Kenneth Hersey, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Hewski,Harr  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Harry Hewski, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Hilton,Roma  12/17/97   NY     Eastco_PR      1            75           N


Action
------
Roman Hilton, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Hilty,       12/17/97   NY     Eastco_PR      2           75           N


Action
------
Thomas Hilty, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Ingenito,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Neil Ingenito, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Ioimo,Frank  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Frank Ioimo, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Jenkins,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
James Jenkins, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Joseph,Pete  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Peter Joseph, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Kennan,Mich  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Michael Keenan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Kelleher,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Kevin Kelleher, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Kern,        12/17/97   NY     Eastco_PR      2            75           N


Action
------
Thomas Kern, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Khederian,   12/17/97   NY     Eastco_PR      1            75           N


Action
------
Jacob Khederian, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Kirkpatrick, 12/17/97   NY     Eastco_PR      2            75           N


Action
------
Robert Kirkpatrick, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Kirschenbau  12/17/97   NY     Eastco_PR      1            75           N


Action
------
Samuel Kirschenbaum, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Klein,       12/17/97   NY     Eastco_PR      2            75           N


Action
------
Isidore Klein, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Kogen,Jack   12/17/97   NY     Eastco_PR      2            75           N


Action
------
Jack Kogen, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Koppelman,   12/17/97   NY     Eastco_PR      2            75           N


Action
------
Edward Koppleman,et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Knapp,       12/17/97   NY     Eastco_PR      2            75           N


Action
------
Joseph Knapp, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Krunsieck,   12/17/97   NY     Eastco_PR      2            75           N


Action
------
Fred Krunsieck, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Lamadieu,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Rodrique Lamadieu, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Lampone,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Frank Lampone, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Landesman,   12/17/97   NY     Eastco_PR      2            75           N


Action
------
Abraham Landesman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Larsen,John  12/17/97   NY     Eastco_PR      2            75           N


Action
------
John Larsen, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Lewandowsk,  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Edward Lewandowski, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Lindauer,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
John Lindauer, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Lindstrom,   12/17/97   NY     Eastco_PR      1            75           N


Action
------
Hans Lindstrom, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Longobardi,  12/17/97   NY     Eastco_PR      1            75           N


Action
------
Vincent Longobardi, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
McDermott,   12/17/97   NY     Eastco_PR      1            75           N


Action
------
James McDermott, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
McLester,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Charles McLester, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
McGrath,     12/17/97   NY     Eastco_PR      1            75           N


Action
------
Kevin McGrath, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Mahoney,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Robert Mahoney, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Maio,Rocco,  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Rocco Maio, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Marino,Salv  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Salvatore Marino, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Marschause,  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Edward Marschauser, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Martinez,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Thomas Martinez, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Maymi,Angel  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Angel Maymi, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Mehlrose,    12/17/97   NY     Eastco_PR      1            75           N


Action
------
Frank Mehlrose, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Montgomery,  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Robert Montgomery, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Morace,Ray   12/17/97   NY     Eastco_PR      2            75           N


Action
------
Raymond Morace, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Mulligan,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Joseph Mulligan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Murphy, Ber  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Bernard Murphy, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Murphy, Joh  12/17/97   NY     Eastco_PR      2            75           N


Action
------
John Murphy, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Nottage,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
William Nottage,et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
O'Connor,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
John O'Connor, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
O'Leary,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
John O'Leary, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Abramson,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Abram Abramson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Aguguliaro,  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Benedict Agugliaro, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Albarello,   12/17/97   NY     Eastco_PR      1            75           N


Action
------
Joseph Albarello, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Algarin,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Cruz Algarin, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Ambrose,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Richard Ambrose, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Ameri,       12/17/97   NY     Eastco_PR      2            75           N


Action
------
Robert Ameri, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Antenucci,   12/17/97   NY     Eastco_PR      1            75           N


Action
------
Vincent Antenucci, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Atterole,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Augustine Atterole, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Barrett,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
John Barrett, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Barrow,Jos   12/17/97   NY     Eastco_PR      1            75           N


Action
------
Joseph Barrow, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Batista,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Edwin Batista, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Berzak,Lest  12/17/97   NY     Eastco_PR      1            75           N


Action
------
Lester Berzak, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Bielli,Arthu 12/17/97   NY     Eastco_PR      2            75           N


Action
------
Arthur Bielli, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Birch,       12/17/97   NY     Eastco_PR      2            75           N


Action
------
Warren Birch, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Bracchi,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Antonio Bracchi, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Brancaccio,  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Henry Brancaccio, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Campisi,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Louis Campisi, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Careccia,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
Nicholas Careccia, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Carroll,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Thomas Carroll, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Chalmers,    12/17/97   NY     Eastco_PR      2            75           N


Action
------
James Chalmers, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Chipman,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Robert Chipman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Cieslak,     12/17/97   NY     Eastco_PR      1            75           N


Action
------
Alca-John Cieslak, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Cipolla,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
John Cipolla, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Colantonio,  12/17/97   NY     Eastco_PR      2            75           N


Action
------
Ciancinto Colantonio, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Conti,       12/17/97   NY     Eastco_PR      2            75           N


Action
------
Vincent Conti, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Copley,      12/17/97   NY     Eastco_PR      2            75           N


Action
------
Hubert Copley, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Cosenzo,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Ralph Cosenzo, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Cromartie,   12/17/97   NY     Eastco_PR      1            75           N


Action
------
Ralph Cromartie,et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Deconte,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Carl Deconte, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Deninno,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Nick Deninno, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Dinkler,     12/17/97   NY     Eastco_PR      2            75           N


Action
------
Thomas Dinkler, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Distefano,   12/17/97   NY     Eastco_PR      2            75           N


Action
------
Vincent Distefano, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Dowd,        12/17/97   NY     Eastco_PR      1            75           N


Action
------
Walter Dowd, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Durso, John  12/17/97   NY     Eastco_PR      2            75           N


Action
------
John Durso, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Adsluf, Gor  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Gordon Adsluf, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Aaruso,Vinc  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Vincent Aaruso, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Airey,Edwin  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Edwin Airey,et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Andrews,     12/30/97   NY     Eastco_PR      2            75           N


Action
------
William Andrews, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Atsch,       12/30/97   NY     Eastco_PR      1            75           N


Action
------
Robert Atsch, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Barbaccia,   12/30/97   NY     Eastco_PR      1            75           N


Action
------
Dominick Barbaccia, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Basile,Anth  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Anthony Basile, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Bellew,Terr  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Terence Bellew, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Bergman,     12/30/97   NY     Eastco_PR      2            75           N


Action
------
Albert Bergman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Bridwell,    12/30/97   NY     Eastco_PR      1            75           N


Action
------
Kenneth Bridwell, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Buonagura,   12/30/97   NY     Eastco_PR      2            75           N


Action
------
John Buonagura, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Caporaso,    12/30/97   NY     Eastco_PR      1            75           N


Action
------
Peter Caporaso, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Carr, Viola  12/30/97   NY     Eastco_PR      1            75           N


Action
------
Viola Carr, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Cimine,Josep 12/30/97   NY     Eastco_PR      2            75           N


Action
------
Joseph Cimine, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Clark,       12/30/97   NY     Eastco_PR      2            75           N


Action
------
Rodger Clark, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Columbia,    12/30/97   NY     Eastco_PR      2            75           N


Action
------
Lawrence Columbia, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Contardo,    12/30/97   NY     Eastco_PR      2            75           N


Action
------
Peter Contardo, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Devinny,     12/30/97   NY     Eastco_PR      2            75           N


Action
------
Richard Devinny, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Dicks, Carl  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Carl Dicks, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Diplacide,   12/30/97   NY     Eastco_PR      2            75           N


Action
------
Bambino Diplacide, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Dixon,       12/30/97   NY     Eastco_PR      2            75           N


Action
------
Bernard Dixon, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Downes, Mic  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Michael Downes, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Egan,        12/30/97   NY     Eastco_PR      2            75           N


Action
------
Patrick Egan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Green, John  12/30/97   NY     Eastco_PR      2            75           N


Action
------
John Green, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Hamblin,     12/30/97   NY     Eastco_PR      2            75           N


Action
------
James Hamblin, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Hardman,     12/30/97   NY     Eastco_PR      2            75           N


Action
------
Marvin Hardman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Harter,Jack  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Jack Harter, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Heckenbach,  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Frank Heckenbach, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Heller,Rich  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Richard Heller, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Hibbert,     12/30/97   NY     Eastco_PR      2            75           N


Action
------
Harold Hibbert, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Julio,       12/30/97   NY     Eastco_PR      2            75           N


Action
------
Michael Julio, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Kee,Robert   12/30/97   NY     Eastco_PR      2            75           N


Action
------
Robert Kee, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Kenyon, War  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Warren Kenyon, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
King,        12/30/97   NY     Eastco_PR      2            75           N


Action
------
Lorenzo King, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Kohler,Bert  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Bert Kohler, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Lalka,       12/30/97   NY     Eastco_PR      1            75           N


Action
------
Joseph Lalka, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Leach,       12/30/97   NY     Eastco_PR      1            75           N


Action
------
Francis Leach, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Lehman, Way  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Wayne Lehman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Leonard,     12/30/97   NY     Eastco_PR      1            75           N


Action
------
Joshua Leonard, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Licata,Anth  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Anthony Licata, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Lizaitis,    12/30/97   NY     Eastco_PR      2            75           N


Action
------
Joseph Lizaitis, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Lonzi,Albert 12/30/97   NY     Eastco_PR      2            75           N


Action
------
Albert Lonzi, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Lowmack,     12/30/97   NY     Eastco_PR      1            75           N


Action
------
James Lowmack, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
McGrogan,    12/30/97   NY     Eastco_PR      2            75           N


Action
------
Francis McGrogan, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Meara,       12/30/97   NY     Eastco_PR      2            75           N


Action
------
Robert Meara, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Meyers, Hen  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Henry Meyers, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Miller,Dona  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Donald Miller, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Morf,        12/30/97   NY     Eastco_PR      1            75           N


Action
------
Robert Morf, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Munday, Par  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Parker Munday, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Neri,Thomas  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Thomas Neri, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Norman, Lav  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Laverne Norman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Noris,       12/30/97   NY     Eastco_PR      2            75           N


Action
------
Clarence Noris, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Pecuch, Demi 12/30/97   NY     Eastco_PR      2            75           N


Action
------
Demian Pecuch, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Potter,Fran  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Franklin Potter, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Rast,Robert  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Robert Rast, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Runstrom,    12/30/97   NY     Eastco_PR      2            75           N


Action
------
Ray Runstrom, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Savitteri,   12/30/97   NY     Eastco_PR      1            75           N


Action
------
Sam Savitteri, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Schwartz,    12/30/97   NY     Eastco_PR      2            75           N


Action
------
Abraham Schwartz, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Sellers,     12/30/97   NY     Eastco_PR      2            75           N


Action
------
James Sellers, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Sicoli,Alfre 12/30/97   NY     Eastco_PR      2            75           N


Action
------
Alfred Sicoli, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Smales,Fred  12/30/97   NY     Eastco_PR      1            75           N


Action
------
Fred Smales, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Smith,Doyle  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Doyle Smith, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Smith,       12/30/97   NY     Eastco_PR      2            75           N


Action
------
Franklin Smith, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Smith, John  12/30/97   NY     Eastco_PR      2            75           N


Action
------
John T. Smith, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Sottilare,   12/30/97   NY     Eastco_PR      2            75           N


Action
------
Robert Sottilare, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Stabilito,   12/30/97   NY     Eastco_PR      1            75           N


Action
------
George Stabilito, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Stone, Mary  12/30/97   NY     Eastco_PR      1            75           N


Action
------
Mary Stone, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Sundman,     12/30/97   NY     Eastco_PR      2            75           N


Action
------
Robert Sundman, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Trantham,    12/30/97   NY     Eastco_PR      1            75           N


Action
------
Guy Trantham, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Travis,Clint 12/30/97   NY     Eastco_PR      1            75           N


Action
------
Clinton Travis, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Van Hoose,   12/30/97   NY     Eastco_PR      1            75           N


Action
------
Ronald Van Hoose, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Vanzile,     12/30/97   NY     Eastco_PR      2            75           N


Action
------
Ronald Vanzile, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Watson,Okie  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Okie Watson, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Williams,    12/30/97   NY     Eastco_PR      1            75           N


Action
------
Marion Williams, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****

Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Wissell,     12/30/97   NY     Eastco_PR      2            75           N


Action
------
John Wissell, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****


Case          Date     State   Company    Plaintiffs    Defendants    Answer
----          ----     -----   -------    ----------    ----------    ------
Zapata,Octa  12/30/97   NY     Eastco_PR      2            75           N


Action
------
Octavio Zapata, et al v. AC and S, Inc., Eastco Industrial Safety Corp., Puerto Rico Safety Equipment Corporation, et al


Comments
--------
The Company and Puerto Rico were brought into this action as first party defendants.


Damages
-------
*****